Exhibit 99.1

2023 Annual General Meeting Presentation Bill Koeck Douglas Thompson Incoming – Managing Director 25 May 2023 (All units in USD and metric tonnes, unless otherw ise stated) and CEO Gerry Spindler Managing Director and CEO Board Chair

2023 Annual General Meeting 2 Chairman’s Address Bill Koeck Independent Non-Executive Director and Chair

A leading international producer of high-quality metallurgical coal, an essential element in the production of steel. 2023 Annual General Meeting 3

4 75,293,000 kg steel 58,000,000 kg met coal Key global infrastructure projects for grow ing populations require steel. 54,430,000 kg steel 42,000,000 kg met coal Steel is used in buildings, bridges, roads, rail systems, houses, dams, and everyday white goods, among other uses. 900 kg steel 690 kg met coal Electric vehicles are an important step in reducing emissions in transportation, and require steel for production. Golden Gate Bridge (1) 285,000 kg steel 220,000 kg met coal Wind turbines are seen as critical infrastructure to reduce global emissions. Almost every component is made of steel including the foundation, tow er, gears and casings. Off-shore wind farms require 2 to 5 times more steel than on-shore. Energy transition is dependent on steel; Met Coal is a key driver Met Coal is a key ingredient in making steel, which underpins the global transition to new renewable energy infrastructure and reduced global emissions. Empire State Building (2) Average Electric Vehicle (3) Average Wind Turbine (4) Notes: All statistics based on market research that assumes approximately 770 kilograms (kg) of Met Coal to make one tonne of steel. (1) Data sourced from https://www.goldengate.org/bridge/history-research/statistics-data/design-construction-stats ; (2) Data sourced from https://info.cecr.in/empire-state- buildi ng/; (3) Data sourced from World Steel Association; (4) Data sourced from Queensland Resources Council and World Steel Association. 2023 Annual General Meeting

2022 Record Financial Results; Record Shareholder Returns 2023 Annual General Meeting 5 Record financial results driven by elevated pricing and solid operating performance and productivity initiatives despite significant wet weather Record dividend distributions Record economic contributions to society and communities in which we operate > $3 billion QLD Government royalties and rebates > 3 times higher than 2021 from Curragh mine

Coronado’s Capital Management Strategy Supported By Strong Fundamentals 1. Strong Balance Sheet Maintaining a strong balance sheet with enhanced liquidity and prudent debt levels. 2. Shareholder Returns Fundamental strategy is to return funds to Shareholders. 3. Organic Growth Prioritise growth expenditure projects and expansion to increase existing production rates. 4. In-Organic Growth Uniquely positioned, with flexibility from strong balance sheet, to pursue acquisitions. 2023 Annual General Meeting 6

7 Total Shareholder Returns (TSR) / Dividend Yield 2022 TSR of 110%(1) and Dividend Yield of 49% substantially outperformed the market Notes: (1) TSR Source: S&P Capital IQ for the period 31 Dec 2021 – 31 Dec 2022. (2) CRN and Peer Dividend Yield determined as dividends paid 31 Dec 2021 – 31 Dec 2022 divided by period opening share price in the currency of the relevant exchange. Peer data sourced from S&P Capital IQ and Company websites. Peers reflect ASX or NYSE trading ticker code. ASX 200 yield reflects the S&P/ASX 200 Fund (ASX:STW), an Exchange Traded Fund which seeks to match the performance of the ASX 200. S&P 500 yield reflects the S&P 500 Fund (NYSE: SPLG), an Exchange Traded Fund which seeks to match the performance of the S&P 500. SMR BTU AMR 1.0% WHC NHC YAL ARCH HCC ASX 200 Index S&P 500 Index 29.0% 48.9% 18.0% 38.0% 0.0% 47.0% 0.0% 6.0% 6.1% 1.4% Dividend Yield vs Index / Peers (2) 2023 Annual General Meeting

Safety is the most important aspect of our operations and our highest priority 2023 Annual General Meeting 8

Sustainability 2022 Highlights 2023 Annual General Meeting 9 100% Progress made towards sustainability targets Land rehabilitated across the U.S. and Australia Significant environment and cultural heritage incidents Launched in Australia Increase in the number of females across our business globally since 2021 Decrease in scope 1 and 2 gross greenhouse gas emissions compared to 2021 Commenced at both Buchanan and Curragh mine sites 209ha ZERO INAUGURAL REFLECT RECONCILIATION ACTION PLAN 14% 11% GAS DECARBONISATION PROJECTS

Board Changes and Management Succession Retirement of Gerry Spindler from the role of MD and CEO after today’s AGM, and the intention to subsequently appoint Mr Spindler to the position of Executive Chair of the Board. Promotion of Douglas Thompson as CEO and his appointment to the Board as Managing Director Retirement of Sir Mick Davis from the Board at the conclusion of today’s AGM. Effective after this AGM 2023 Annual General Meeting 10 Bill Koeck will remain on the Board as Deputy Chair and Lead Independent Director

Positive Outlook Coronado is well positioned with a strong balance sheet, stable cash flows, experienced Board and management, quality long-life assets, and a range of organic and in-organic growth opportunities. In the 2023 financial year we are targeting increased saleable production, lower mining cost per tonne sold, and higher reinvestment in our existing business through a sizeable increase in capital expenditure. Metric Actual FY22 Guidance FY23 Saleable Production (Mmt) 16.0 16.8 – 17.2 Mining Cost per Tonne Sold ($/t) 88.4 84.0 – 87.0 Capital Expenditure ($) 185.4 260 – 290 2023 Annual General Meeting 11 Coronado is well positioned for next stage of growth

Chief Executive Officer’s Address Gerry Spindler Managing Director and CEO 2023 Annual General Meeting 12

Record revenue of $3.6 billion underpinned by elevated Met Coal pricing Record dividend distributions totalling $700 million total shareholder returns of 110% Record net income of $772 million and adjusted EBITDA of $1.2 billion Solid operating performance and productivity initiatives implemented despite significant wet weather Substantial progress on rehabilitation and emissions reduction works Strong capital management and balance sheet strength securing investment in organic growth projects FY 2022 Highlights Record financial results; Strong balance sheet retained. 2023 Annual General Meeting 13

Health and Safety Safety is Coronado’s highest priority 2023 Annual General Meeting 14 0 2 4 6 8 10 Australian Operations Industry average Notes: Total Recordable Injury Frequency Rate (TRIFR), is the number of fatalities, lost time injuries, cases or substitute work and other injuries requiring medical treatment per million-man hours worked on a rolling 12 month basis. Total Recordable Incident Rate (TRIR) is a mathematical computation that takes into account how many Mine Safety and Health Administration (MSHA) recordable incidents our company has per 200,000 hours worked on a rolling 12 month basis. Australian Operations (TRIFR) US Operations (TRIR) 1 2 3 4 US Operations Industry average 2023 Annual General Meeting 14

Dragline Proximity Awareness Implementing technology solutions to improve proximity awareness A simple and robust proximity awareness system to notify the operator, and/or to take an appropriate action automatically, when personnel or equipment enter the operational areas of the machines 15 Lidar Mounted on the Underside of the Machine Radar Mounted on the Underside of the Machine 2023 Annual General Meeting

Metallurgical Coal Markets 2023 Annual General Meeting 16

Metallurgical Coal has a long-term future Steel is critical to the development of a low carbon future; Demand outlook remains firm. 2023 Annual General Meeting 17 EAF / other steel production methods are expected to grow over time, but BOF production is forecast to remain the primary method in 2050, underpinning a need for high-quality Met Coal. Annual global crude steel production is forecast to grow 17% to 2.2 billion metric tonnes by 2050. Notes: Rounding has been applied. Data sourced from Wood Mackenzie May 2023 Coal Market Service Metallurgical Trade Long-term Outlook H1 2023; Bt = Billion metric tonnes; EAF = Electric Arc Furnace steel making; BOF = Blast Oxygen Furnace steel making. Total Global Crude Steel Production (Bt) Total Global Crude Steel Production Method 1.8 2.2 2022 2050 +17% 72% 28% BOF EAF / Other 53% 47% BOF EAF / Other 2022 2050

Coronado’s Unique Diversification Advantage Coronado supports Met Coal customers on five continents 2023 Annual General Meeting 18 Notes: (1) Australian FY 2022 export Met coal sales volume mix. (2) Hard Coking Coal (HCC), Semi Coking Coals (SCC), Pulverized Coal Injection (PCI). (3) U.S. FY 2022 Met coal sales volume mix. (4) Group FY 2022 sales revenues split by geographic region. Europe Japan India Brazil China US Australia South Korea 58% 34% 8% HCC PCI SCC 68% 30% 2% Low-Vol High-Vol Mid-Vol Australia (1),(2) U.S.(3) 57% 24% 14% 5% Asia Americas Europe Australia FY 2022 Met Coal Product Offering FY 2022 Group Sales – Geography (4)

Steel Demand Outlook Remains Firm

India steel production anticipated to grow year-on-year due to urbanisation and industrialisation


Annual Forecast GDP Growth Percentage (1)
2023
2024
6.4
6.6
1.2
1.0
1.8
2.6
2.3
2.3
5.5
5.1
0.8
2.1
2.4
2.4
0.7
2.4
India
Japan
South Korea
Taiwan
China
Brazil
Australia
USA


India Total Crude Steel Production (Mmt) (2)
123.5
133.3
140.1
150.4
158.5
189.2
373.9
+203%
2022
2023
2024
2025
2026
2030
2050

- Global economic confidence has recently fallen, given inflationary pressures and rising interest rates, but is projected to return in the medium term, which will underpin infrastructure projects requiring steel.
- Infrastructure development and stimulus, particularly in India/China, will underpin GDP growth rates.
- India forecast GDP growth rates north of 6%, other key markets 2 - 3%.

- India is one of Coronado's largest export customers.
- India steel production, and in turn demand for met coal, is expected to increase significantly due to urbanisation and industrialisation.
- India steel growth projected year-on-year and expected to increase by 218% to 392Mmt by 2050.

Notes: (1) Data source Wood Mackenzie January 2023 GDP Forecasts. (2) Data sourced from Wood Mackenzie May 2023 Coal Market Service Metallurgical Trade Long-term Outlook H1 2023; Mmt = Million metric tonnes. Rounding has been applied.

2023 Annual General Meeting 19

Strong Metallurgical Coal Demand Through 2050 2023 Annual General Meeting 20 Notes: Data sourced from AME Metallurgical Coal Strategic Market Study 2023 Q1; Mmt = Million metric tonnes. Rounding has been applied. Global export demand growth for Met Coal is underpinned by India; Primary source growth needs to be from Australia. Export Met Coal supply to be primarily sourced from Australia with 100% supply growth needed to meet projected 2040 demand. • Australia is forecast to supply 342Mmt (62%) of all export met coal to the world by 2040. Global export Met Coal demand is forecast to grow to 548Mmt by 2040, led primarily by blast furnace steel production in India. India export Met Coal demand forecast to increase 226% by 2040. • Coronado with its long-life assets is well positioned, India remains one of our largest export markets. 171 210 342 39 51 54 28 30 52 52 64 39 34 39 30 2022 2030 21 2040 421 548 332 24 22 +100% Other U.S. Mongolia Canada Australia Russia Global Export Met Coal Supply (Mmt) 70 121 228 64 79 76 101 102 102 71 92 102 15 2030 14 2022 17 2040 327 426 548 9 18 21 +226% Other China Vietnam Brazil JKT India Global Export Met Coal Demand (Mmt)

Met Coal prices expected to rebound in H2 Met Coal index fallen in 2023; Remains well above long-term average price. 2023 Annual General Meeting 21 Notes: (1) Source: S&P Global Platts pricing 31 Dec 2019 to 14 Feb 2023; PLV HCC FOB AUS = Premium Low-Vol FOB Australian Hard Coking index, LV HCC FOB USEC = Low-Vol Hard Coking US East Coast index, PLV HCC CFR China = Premium Low-Vol Hard Coking China index. (2) Long term average price of $188 per tonne reflects the historical S&P Global Platts PLV HCC FOB AUS price market data between 2007 and 14 Feb 2023. Calculation data prior to January 2016 is from Bloomberg. (3) All Australian sales are sold on a Free On-Board (FOB) basis and the majority of U.S. sales are sold Free On-Rail (FOR). The U.S. also had approximately one-third of sales to domestic customers at a price of $187/tonne in FY2022. Group average realised price is a mixture of FOB, FOR and Domestic pricing achieved. If converted to an exclusive FOB basis, the price realised would be higher. 246.00 248.00 232.00 178.00 0 100 200 300 400 500 600 700 Dec 2019 Jun 2020 Dec 2020 Jun 2021 Dec 2021 Jun 2022 Dec 2022 PLV HCC FOB AUS LV HCC FOB USEC PLV HCC CFR China NEWC Thermal Long Term Historical Average Met Price $191/t (2) 2022 record price cycle supported by strong demand, tight supply and geopolitical issues. Recent falls due to improved supply from Australia Coronado anticipates strong Q2’23 realisations and expects index prices to remain above historical averages throughout 2023. Price 10 May 2023 Metallurgical Coal Price Indices (U$/t) (1) 234 211 223 242 237 240 AUS (FOB) U.S. (FOR / Domestic) Group +3% +12% +8% Q4’22 Q1’23 Coronado Average Met Coal Realised Price (US$/t) (3)

Incoming – Chief Executive Officer’s Address Douglas Thompson Managing Director and CEO (effective 25 May 2023) 2023 Annual General Meeting 22

Coronado – Steel Starts Here (Video) 2023 Annual General Meeting 23

Growth – U.S. Buchanan capital works underpin U.S. growth plans to 7.0Mtpa by 2025 Buchanan: Construction of new surface coal storage areas underway to increase capacity and decrease bottlenecks. Installation of a second set of skips for additional hoisting capacity. Preparation plant upgrades to increase throughput and yield. Expenditure on underground equipment to ensure optimal operations. Logan: New Winifrede mine commenced in Q3 2022, set a new production record in Q1 2023. Plans for expenditure on continuous miners, belt and vent shaft works. Plans for high wall mining for incremental tonnes at surface mines. 2023 Annual General Meeting 2424

Growth - Australia

Curragh Underground key organic growth project for mine to reach 13.5Mtpa saleable production by 2025

Coal Reserve, Quality and Mining Method

- Underground Bord and Pillar operation
- Access utilizing existing open cut pit highwall
- Substantial high-quality Met coal resources of 40 - 48 Mt ROM (estimated) to be mined in addition to existing open-cut mine
- Coal quality expected to mirror existing Curragh North open-cut

Project Timeline and Production

- First coal targeted for late 2024
- Operations readiness project team established
- Exploration program underway aimed at gathering data to determine if additional reserves are available in accordance with JORC and SEC guidelines
- Phase 1 target: 1.5 – 2.0 Mtpa saleable production (once ramped up and fully operational)

Financial Estimates

- Low start-up capital: $85 – 100M (estimated)
- Low mining costs: $60 – 70 per product tonne (estimated)

Next Steps

- Board approval (expected Q3 2023)
- Government approvals


RAMP 24
PIT U
PIT U
RAMP 25
RAMP 23
PIT T
Curragh
North Mine
Spoil Dump
RAMP 22
ML 80110
Spoil Dump
ML 80123
PIT S
RAMP 20

2023 Annual General Meeting 25

Exceptional Workforce Coronado Global Resources – A Company Like No Other 2023 Annual General Meeting 26

27 Coronado Investment Proposition Fundamental policy to generate Shareholder Value – 2022 TSR of 110% Shareholder Value Critical Commodity Operational Excellence Capital Management • Strong Culture and Capability to maximise performance • Strategic / Experienced Leadership • Executable Organic Growth Plan : 20.5Mt by 2025 • Met Coal is a critical material found in every renewable energy transition initiative • Structural supply shortfall in market • High-quality long life Met Coal assets (+20 years) 2023 Annual General Meeting A Proven Track Record Of Delivery For Shareholders • Strong Balance Sheet with Embedded Capital Allocation Framework • Disciplined approach to investment in value accretive Growth Strategies • Committed to ESG initiatives

Formal Business of The Meeting Independent Non-Executive Director and Chair Bill Koeck 2023 Annual General Meeting 28

Items of Business Resolution by Holder of Preferred Stock Series A Item 1: Election of Series A Director Nominee Ms Laura Tyson Resolutions by Holders of Common Stock Item 2: Election of five Director Nominees Item 3: Approval on a Non-binding Advisory Basis of Named Executive Officers’ Compensation Item 4: Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal Year Ending December 31, 2023 Item 5: Approval of issuance of up to 25,000,000 Securities under the Company’s 2018 Equity Incentive Plan Item 6: Approval of the Company’s Employee Stock Purchase Plan 2023 Annual General Meeting 29

Item 1: Election of Series A Director Nominee Ms Laura Tyson The Holder of the Series A Share is being asked to consider and if thought fit, resolve that: (a) ‘Ms Laura Tyson, be elected as a non-executive Director of the Company to hold office until the 2024 Annual General Meeting of Stockholders and until her successor has been duly elected and qualified, or until her earlier death, resignation or removal.’ 2023 Annual General Meeting 30

Item 1: Election of Series A Director Ms Laura Tyson (continued) 2023 Annual General Meeting 31 Summary of Proxies Received (at proxy close, 10am (AEST) May 22, 2023) Voted % Election of Ms Laura Tyson For 100% Withheld 0% Note: AEST ref ers to Australian Eastern Standard Time.

2023 Annual General Meeting 32 Item 2: Election of Directors Mr Garold (Gerry) Spindler Executive Director Mr William (Bill) Koeck Non-Executive Director Mr Philip Christensen Non-Executive Director Mr Greg Pritchard Non-Executive Director Mr Douglas Thompson Executive Director

Item 2: Election of Directors (continued) Security holders are being asked to consider and if thought fit, resolve by ordinary resolution, that: (1) ‘Mr Garold (Gerry) Spindler, being eligible, be elected as an executive Director of the Company to hold office until the 2024 Annual General Meeting of Stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal;’ and (2) ‘Mr William (Bill) Koeck, being eligible, be elected as an independent, non-executive Director of the Company to hold office until the 2024 Annual General Meeting of Stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal;’ and (3)‘Mr Philip Christensen, being eligible, be elected as an independent, non-executive Director of the Company to hold office until the 2024 Annual General Meeting of Stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal;’ and (4)‘Mr Greg Pritchard, being eligible, be elected as an independent, non-executive Director of the Company to hold office until the 2024 Annual General Meeting of Stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal;’ and (5)‘Mr Douglas Thompson, being eligible, be elected as an executive Director of the Company to hold office until the 2024 Annual General Meeting of Stockholders and until his successor has been duly elected and qualified, or until his earlier death, resignation or removal.’ 2023 Annual General Meeting 33

Item 2: Election of Directors (continued) 2023 Annual General Meeting 34 Summary of Proxies Received (at proxy close, 10am (AEST) May 22, 2023) Voted % Election of Mr Garold (Gerry) Spindler For 98.30% Withheld 1.70% Election of Mr William (Bill) Koeck For 93.30% Withheld 6.70% Election of Mr Greg Pritchard For 99.64% Withheld 0.36% Election of Mr Philip Christensen For 99.65% Withheld 0.35% Election of Mr Douglas Thompson For 99.56% Withheld 0.44% Note: AEST ref ers to Australian Eastern Standard Time.

Item 3: Approval on a Non-binding Advisory Basis of Named Executive Officers’ Compensation Security holders are being asked to consider and if thought fit, by ordinary resolution to: ‘Resolve that the compensation of the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, as described in the Compensation Discussion and Analysis section, compensation tables and narrative discussion contained in the Proxy Statement is hereby approved.’ 2023 Annual General Meeting 35

Item 3: Approval on a Non-binding Advisory Basis of Named Executive Officers’ Compensation (continued) 2023 Annual General Meeting 36 Note: AEST ref ers to Australian Eastern Standard Time. Summary of Proxies Received (at proxy close, 10am (AEST) May 22, 2023) Votes (%) For 92.39% Against 7.58% Abstain 0.03%

Item 4: Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal Year Ending December 31, 2023 Security holders are being asked to consider and if thought fit, by ordinary resolution to: ‘Resolve to ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.’ 2023 Annual General Meeting 37

Item 4: Ratification of Appointment of Independent Registered Public Accounting Firm for Fiscal Year Ending December 31, 2023 (continued) 2023 Annual General Meeting 38 Summary of Proxies Received (at proxy close, 10am (AEST) May 22, 2023) Votes (%) For 99.90% Against 0.08% Abstain 0.02% Note: AEST ref ers to Australian Eastern Standard Time.

Item 5: Approval of the issuance of up to 25,000,000 Securities under the Company’s 2018 Equity Incentive Plan Security holders are being asked to consider and if thought fit, by ordinary resolution to: ‘Resolve to approve the issuance of up to 25,000,000 Securities (including CDIs and stock options, stock appreciation rights, restricted stock units, restricted stock and performance stock units convertible into CDIs) under the Company’s 2018 Equity Incentive Plan pursuant to ASX Listing Rule 7.2 (Exception 13) and for all other purposes.’ 2023 Annual General Meeting 39

2023 Annual General Meeting 40 Note: AEST ref ers to Australian Eastern Standard Time. Summary of Proxies Received (at proxy close, 10am (AEST) May 22, 2023) Votes (%) For 99.16% Against 0.80% Abstain 0.04% Item 5: Approval of the issuance of up to 25,000,000 Securities under the Company’s 2018 Equity Incentive Plan (continued)

Item 6: Approval to adopt the Company’s Employee Share Purchase Plan Security holders are being asked to consider and if thought fit, by ordinary resolution to: ‘Resolve to approve the Coronado Global Resources Inc. Employee Stock Purchase Plan.’ 2023 Annual General Meeting 41

Item 6: Approval to adopt the Company’s Employee Share Purchase Plan (continued) 2023 Annual General Meeting 42 Note: AEST ref ers to Australian Eastern Standard Time. Summary of Proxies Received (at proxy close, 10am (AEST) May 22, 2023) Votes (%) For 99.86% Against 0.10% Abstain 0.04%

Investors Andrew Mooney Vice President Investor Relations & Communications +61 458 666 639 amooney@coronadoglobal.com investors@coronadoglobal.com Registered Office Coronado Global Resources Inc. Level 33, Central Plaza One 345 Queen Street Brisbane, QLD, Australia, 4000 GPO Box 51, Brisbane QLD, Australia, 4000 +61 7 3031 7777 +61 7 3229 7401 coronadoglobal.com Media Helen McCombie Citadel Magnus +61 411 756 248 hmccombie@citadelmagnus.com Contacts

Supplementary Information 2023 Annual General Meeting 44

Important Notices and Disclaimer

The material contained in this presentation is intended to be general background information on Coronado Global Resources (Coronado) and its activities.

The information is supplied in summary form and is therefore not necessarily complete. It is not intended that it be relied upon as advice to investors or potential investors, who should consider seeking independent professional advice depending upon their specific investment objectives, financial situation or particular needs. The material contained in this presentation may include information derived from publicly available sources that have not been independently verified. No representation or warranty is made as to the accuracy, completeness or reliability of the information.

All amounts are in United States dollars unless otherwise indicated.

The presentation of certain financial information may not be compliant with financial captions in the primary financial statements prepared under U.S. GAAP. Refer to Coronado's 2022 Form 10-K for the year ended 31 December 2022 available at www.coronadoglobal.com for details of the basis primary financial statements prepared under U.S. GAAP.

This presentation contains statements that constitute "forward-looking statements" within the meaning of Section 27A of the US Securities Act of 1933 and Section 21E of the US Securities Exchange Act of 1934. Forward looking statements are statements about matters that are not historical facts. Forward-looking statements appear in a number of places in this presentation and include statements regarding our intent, belief or current expectations with respect to our business and operations, market conditions and results of operations.

This report contains forward-looking statements concerning our business, operations, financial performance and condition, the coal, steel and other industries, as well as our plans, objectives and expectations for our business, operations, financial performance and condition. Forward-looking statements may be identified by words such as "may", "could", "believes", "estimates", "expects", "intends", "plans", "considers", "forecasts", "targets" and other similar words that involve risk and uncertainties. Forward-looking statements provide management's current expectations or predictions of future conditions, events or results. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. They may include estimates of revenues, income, earnings per share, cost savings, capital expenditures, dividends, share repurchases, liquidity, capital structure, market share, industry volume, or other financial items, descriptions of management's plans or objectives for future operations, or descriptions of assumptions underlying any of the above. All forward-looking statements speak only as of the date they are made and reflect the company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive and regulatory factors, many of which are beyond the Company's control, as described in our Annual Report on Form 10-K filed with the ASX and SEC on 22 February 2023 (AEST), as well as additional factors we may disclose from time to time in other filings with the ASX and SEC. You may get such filings for free at our website at www.coronadoglobal.com. You should understand that it is not possible to predict or identify all such factors and, consequently, you should not consider any such list to be a complete set of all potential risks or uncertainties.

In this presentation, references to ore reserves (Reserves) are compliant with the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves 2012 (JORC Code) and are measured in accordance with the JORC Code.

Information in this presentation relating to Coal Reserves and Coal Resources is extracted from information published by Coronado and available on the Coronado and ASX websites (2022 JORC Statement also released to the ASX on 22 February 2023). For details of the Coal Reserves and Coal Resources estimates and the Competent Persons statements, refer to relevant Australian and U.S. Operations sections in the 2022 JORC Statement. As an SEC registrant, our SEC disclosures of resources and reserves follow the requirements of subpart 1300 of Regulation S-K under the US Securities Exchange Act of 1934. Accordingly, our estimates of resources and reserves in this presentation and in our other ASX disclosures may be different than our estimates of resources and reserves as reported in our Annual Report on Form 10-K for the year ended 31 December 2022 and in other reports that we are required to file with the SEC.

This report discusses the results of the Company's operations and includes references to and analysis of certain non-GAAP measures, which are financial measures not recognized in accordance with U.S. GAAP. Non-GAAP financial measures are used by the Company and investors to measure operating performance.

Management uses a variety of financial and operating metrics to analyze performance. These metrics are significant in assessing operating results and profitability. These financial and operating metrics include: (i) safety and environmental statistics; (ii) Adjusted EBITDA; (iii) total sales volumes and average realized price per Mt sold, which we define as total coal revenues divided by total sales volume; (iv) Metallurgical coal sales volumes and average realized price per Metallurgical coal sold, which we define as Metallurgical coal revenues divided by metallurgical sales volume; and (v) average segment mining costs per Mt sold, which we define as mining cost of coal revenues divided by sales volumes (excluding non-produced coal) for the respective segment; (vi) average segment operating costs per Mt sold, which we define as operating costs divided by sales volumes for the respective segment. Investors should be aware that the Company's presentation of Adjusted EBITDA and other non-GAAP measures may not be comparable to similarly titled financial measures used by other companies. We define Net Cash / (Debt) as cash and cash equivalents (excluding restricted cash) less the outstanding aggregate principal amount of the 10.750% senior secured notes due 2026, or, less the syndicated facilities agreement, as appropriate.

Reconciliations of certain forward-looking non-GAAP financial measures, including market guidance, to the most directly comparable GAAP financial measures are not provided because the Company is unable to provide such reconciliations without unreasonable effort, due to the uncertainty and inherent difficulty of predicting the occurrence and the financial impact of items impacting comparability and the periods in which such items may be recognised. For the same reasons, the Company is unable to address the probable significance of the unavailable information, which could be material to future results.

2023 Annual General Meeting 45

Reconciliation of Non-GAAP measures

Realised met pricing reconciliation for the three months ended 31 December 2022 (US$ thousands, except for volume data)	Australia	United States	Consolidated
Total revenues	**386,383**	**330,673**	**717,056**
Less: Other revenues	(9,766)	(997)	(10,763)
Total coal revenues	376,617	329,676	706,293
Less: Thermal coal revenues	(23,808)	(32,982)	(56,790)
Metallurgical coal revenues	**352,809**	**296,694**	**649,503**
Volume of metallurgical coal sold (MMt)	1.5	1.4	2.9
Average realised met price per tonne sold	**$234.0/t**	**$210.6/t**	**$222.7/t**

Realised met pricing reconciliation for the 12 months ended 31 December 2022 (US$ thousands, except for volume data)	Australia	United States	Consolidated
Total revenues	**2,116,555**	**1,454,987**	**3,571,542**
Less: Other revenues	(38,037)	(5,879)	(43,916)
Total coal revenues	2,078,518	1,449,108	3,527,626
Less: Thermal coal revenues	(110,345)	(54,228)	(164,573)
Metallurgical coal revenues	**1,968,173**	**1,394,880**	**3,363,053**
Volume of metallurgical coal sold (MMt)	6.5	6.2	12.7
Average realised met price per tonne sold	**$303.1/t**	**$226.5/t**	**$265.8/t**

Realised met pricing reconciliation for the three months ended 31 March 2023 (US$ thousands, except for volume data)	Australia	United States	Consolidated
Total revenues	**398,661**	**367,053**	**765,714**
Less: Other revenues	(7,857)	(19,512)	(27,369)
Total coal revenues	390,804	347,541	738,345
Less: Thermal coal revenues	(18,285)	(64,518)	(82,803)
Metallurgical coal revenues	**372,519**	**283,023**	**655,542**
Volume of metallurgical coal sold (MMt)	1.5	1.2	2.7
Average realised met price per tonne sold	**$241.9/t**	**$236.9/t**	**$239.7/t**

2023 Annual General Meeting 46

47 Reconciliation of Non-GAAP measures (continued) Total consolidated mining costs per tonne reconciliation (US$ thousands, except for volume data) For the 12 months ended 31 December 2022 Total costs and expenses 2,525,271 Less: Selling, general and administrativ e expenses (42,499) Less: Depreciation, depletion and amortization (167,046) Total operating costs 2,315,726 Less: Other roy alties (385,065) Less: Stanwell rebate (165,995) Less: Freight expenses (249,081) Less: Other non-mining costs (119,157) Total mining costs 1,396,428 Sales v olume excluding non-produced coal (MMt) 15.8 Mining costs per tonne sold ($/mt) 88.4 2023 Annual General Meeting Adjusted EBITDA reconciliation (US$ thousands) For the 12 months ended 31 December 2022 Net income 771,703 Add: Depreciation, depletion and amortization 167,046 Add: Interest expense, net 67,632 Add: Other f oreign exchange (gains) / losses (32,259) Add: Loss on debt extinguishment 5,336 Add: Income tax expense 231,574 Add: Losses on idled assets held f or sale 771 Add: Increase/(decrease) in prov ision f or discounting and credit losses 3,821 Adjusted EBITDA 1,215,624

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